SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


    Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) September 26, 2006
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                                 FNB United Corp.
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             (Exact Name of Registrant as Specified in its Charter)


            North Carolina             0-13823             56-1456589
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      (State or Other Jurisdiction   (Commission File    (IRS Employer
          of Incorporation)             Number)         Identification No.)


                101 Sunset Avenue, Asheboro, North Carolina 27203
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code (336) 626-8300
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
    (17  CFR  240.14a-12)
[ ] Pre-commencement  communications  pursuant  to  Rule 14d-2(b)
    under the  Exchange  Act (17 CFR  240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         (c) FNB United Corp. announced on September 26, 2006 the appointment of Robert O. Bratton as executive vice president and chief administrative officer of FNB United and its bank subsidiary, First National Bank and Trust Company. Mr. Bratton was appointed to these positions by the Board of Directors of each of FNB United and First National Bank on September 21, 2006.

         Prior to joining the Company, Mr. Bratton, age 58, served for 25 years as chief financial officer of First Charter Corporation, a bank holding company based in Charlotte, North Carolina.

         It is anticipated that FNB United, First National Bank and Mr. Bratton will enter into a change of control agreement, substantially similar in form to the change of control agreements between First National Bank and other of its senior officers, pursuant to which Mr. Bratton would be entitled to receive a severance payment equal to one year's salary and bonus if he either were terminated without cause or resigned for good reason within 12 months following a change of control of either FNB United or First National Bank.

         A press release dated September 26, 2006, announcing the appointment of Mr. Bratton as FNB United's chief administrative officer is attached as
         Exhibit 99.1 to the report and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

Exhibits:

99.1 Press release dated September 26, 2006 announcing the appointment of Mr. Bratton as chief administrative officer of FNB United Corp.


This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of FNB United's goals and expectations regarding earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or including the words "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "projects," "outlook" or similar expressions. These statements are based upon the current belief and expectations of FNB United's management and are subject to significant risks and uncertainties that are subject to change based on various factors, many of which are beyond FNB United's control.

                                           SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FNB UNITED CORP.


Date: September 26, 2006                    By   /s/ Michael C. Miller
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                                                  Michael C. Miller
                                                  Chairman and President